Exhibit 10.1
     FIRST AMENDMENT AND WAIVER, dated as of October 23, 2008 (this “Amendment”), to the Credit Agreement dated as of February 4, 2008 (as heretofore amended, the “Credit Agreement”), among A. H. BELO CORPORATION, a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
          WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
          WHEREAS the Borrower wishes to reduce the Commitments as set forth herein;
          WHEREAS the Borrower has requested a waiver of certain provisions of the Credit Agreement for the limited period set forth herein;
          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended in the manner as set forth herein; and
          WHEREAS the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement and grant such waivers on the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. (a) Each capitalized term used but not defined herein, including in the recitals hereto, shall have the meaning assigned to it in the Credit Agreement.
          (b) As used in this Amendment:
          “Termination Date” means the first to occur of (a) January 31, 2009, and (b) any date on which there shall occur or come to the attention of the Agent or any Lender (i) any Default or Event of Default other than a Default or Event of Default expressly waived under Section 3 or (ii) any default in the performance of any obligation of the Borrower under this Amendment.
          SECTION 2. Reduction in Commitments; Limitation on Availability. (a) Pursuant to Section 2.08 of the Credit Agreement, the Borrower hereby notifies the Administrative Agent of its election to reduce the Commitments to the aggregate amount of $50,000,000, which reduction shall become effective as of the Amendment Effective Date (as defined in Section 8). The undersigned Lenders waive the notice requirements set forth in Section 2.08(c) of the Credit Agreement insofar as they would apply to such reduction.

          (b) Notwithstanding any provision contained in the Credit Agreement, no Loan shall be made or Letter of Credit issued prior to January 31, 2009, if, after giving effect thereto, the aggregate Revolving Credit Exposures would exceed $32,500,000.
          SECTION 3. Limited Waiver. (a) Compliance with Section 6.12 of the Credit Agreement is hereby waived, solely for the period commencing on the Amendment Effective Date and ending on the Termination Date.
          (b) The undersigned Lenders hereby waive, solely for the period commencing on the Amendment Effective Date and ending on the Termination Date, any Default arising prior to the Termination Date under Section 6.12 of the Credit Agreement that would not have existed had the waiver provided for in paragraph (a) of this Section been effective.
          (c) On the Termination Date, the waivers provided for in paragraphs (a) and (b) of this Section shall expire and be of no further force or effect with retroactive effect to the date hereof and the Lenders shall have all rights and remedies to which they would have been entitled had such waivers never become effective.
          SECTION 4. Pricing Amendment. The definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
          “Applicable Percentage” means on any date, with respect to any ABR Loan or Eurodollar Loan or with respect to the commitment fees referred to in Section 2.11(a), as the case may be, the applicable percentage set forth in the table below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee Percentage”, as the case may be:

		Commitment Fee
ABR Spread	Eurodollar Spread	Percentage
1.500%	2.500%	0.500%
          SECTION 5. Agreements of the Borrower. (a) The Borrower hereby covenants and agrees that prior to the Termination Date, and at any time thereafter when a Default shall have occurred and be continuing, it will not, and will not permit any of its Restricted Subsidiaries to:
     (i) make, or incur any obligation (contingent or otherwise) to make, any Restricted Payment in reliance on clause (d), (e) or (f) of Section 6.03 of the Credit Agreement; provided that the Borrower may pay the cash dividend declared by its Board of Directors on September 24, 2008, in an aggregate amount not to exceed $2,600,000; or
     (ii) purchase or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidence of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or make any investment or acquire any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, division, product line or line of business, in each case in reliance on clause (j), (k) or (l) of Section 6.09 of the Credit Agreement; provided that the Borrower may make such Investments that would otherwise not be permitted pursuant to this clause (ii) in an aggregate amount not to exceed $6,000,000.
          (b) The Borrower will at all times (i) cause each Material Subsidiary to be a party to the Security Agreement (as defined in Section 8) and (ii) execute all documents, financing statements and instruments, and take all actions (including the filing and recording of financing statements and other documents) that may be required under any applicable law or that the Administrative Agent or the Required Lenders may reasonably request to carry out the terms of the Security Agreement and to ensure perfection and priority of Liens created or to be created by the Security Agreement, all at the expense of the Borrower. The Borrower agrees to provide the Administrative Agent, from time to time, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Agreement.
          (c) The agreements set forth in Section 5 (a) and Section 5(b) shall for all purposes of the Credit Agreement each be deemed to be covenants set forth in Article VI and Article V thereof, respectively.
          SECTION 6. Covenant Amendment. (a) Section 6.01 of the Credit Agreement is hereby amended to add the following subsection:
           “(j) Mortgage Indebtedness of the Borrower and/or its Restricted Subsidiaries secured solely by certain real estate assets owned on the date hereof by the Borrower and/or its Restricted Subsidiaries and located in Riverside, California (the “Riverside Property”) provided that the Borrower and/or its Restricted Subsidiaries will not permit the loan-to-value ratio when such mortgage Indebtedness is incurred to be less than 50 percent or greater than 100 percent.”
          (b) Section 6.02 of the Credit Agreement is hereby amended to add the following to the last sentence:
          “and (c) Liens on the Riverside Property securing Indebtedness permitted by 6.01(j).”
          (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the text in parenthesis “(including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, and interstate depository network services)” in the definition of “Cash Management Services Obligations” and substituting in lieu thereof the following text:

          “(including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interstate depository network services and purchase cards).”
          SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to such parties that, as of the Amendment Effective Date:
          (a) The execution, delivery and performance by the Borrower of this Amendment and the Security Agreement have been duly authorized by all requisite corporate action on the part of the Borrower and the Material Subsidiaries; this Amendment and the Security Agreement have been duly executed and delivered by the Borrower. Each of this Amendment, the Credit Agreement, as amended hereby and the Security Agreement constitute legal, valid and binding obligations of the Borrower and, in the case of the Security Agreement, each Material Subsidiary, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Subsidiaries that have executed and delivered the Security Agreement constitute all the Material Subsidiaries. The Security Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties (as defined therein), a valid and enforceable security interest in the Collateral (as defined therein) and when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.
          (b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement and in the Security Agreement are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).
          (c) As of the Amendment Effective Date, after giving effect to this Amendment, no Default will have occurred and be continuing.
          SECTION 8. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:
          (a) the Administrative Agent shall have received (i) a counterpart of this Amendment executed on behalf of the Borrower and (ii) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Lenders constituting at least the Required Lenders,

          (b) the Administrative Agent shall have received a counterpart of a Security Agreement in the form of Exhibit A hereto (the “Security Agreement”), executed on behalf of the Borrower and each Material Subsidiary;
          (c) the Administrative Agent shall have received such documents, certificates and legal opinions as the Administrative Agent shall reasonably have requested relating to the organization, existence and good standing of each Loan Party, their authority to enter into this Amendment and the Security Agreement and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Administrative Agent; and
          (d) the Administrative Agent shall have received the Consent Fees payable under Section 9 and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or Section 10.
          SECTION 9. Fees to Consenting Lenders. The Borrower agrees to pay on the Amendment Effective Date to the Administrative Agent, for the account of each Lender that delivers an executed copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on October 22, 2008, a fee (a “Consent Fee”) equal to 0.125% on the amount of such Lender’s Commitment, after giving effect to the reduction of the Commitments provided for in Section 2. All such fees shall be in immediately available funds and shall not be refundable.
          SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
          SECTION 11. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement, as amended and waived hereby, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as waived and amended herby, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification, or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended and waived hereby, or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment and the Security Agreement shall constitute “Loan Documents” for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 12. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
          SECTION 13. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
          SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

A.H. BELO CORPORATION,
by	/s/ Alison K. Engel
	Name:	Alison K. Engel
	Title:	Senior Vice President/Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
by	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

BANK OF AMERICA, N.A.,
by	/s/ Jay D. Marquis
	Name:	Jay D. Marquis
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: BANK OF AMERICA, N.A.
by	/s/ Jay D. Marquis
	Name:	Jay D. Marquis
	Title:	Vice President

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: SUNTRUST BANK
by	/s/ Jill White
	Name:	Jill White
	Title:	Vice President

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: CAPITAL ONE, N.A.
by	/s/ Shannan Pratt
	Name:	Shannan Pratt
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: THE BANK OF NEW YORK MELLON
by	/s/ Thomas J. Tarasovich, Jr.
	Name:	Thomas J. Tarasovich, Jr.
	Title:	Vice President

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: WACHOVIA BANK, N.A.
By	/s/ Erik Habres
	Name:	ERIK HABRES
	Title:	VICE PRESIDENT

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: THE NORTHERN TRUST COMPANY
by	/s/ Jeffrey Gordon
	Name:	Jeffrey Gordon
	Title:	Officer

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: COMERICA BANK
by	/s/ Catherine Young
	Name:	Catherine Young
	Title:	Vice President

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4, 2008, OF A.H. BELO CORPORATION

LENDER: U.S. BANK, N.A.
by	/s/ Tom Gunder
	Name:	Tom Gunder
	Title:	SVP

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER UNDER THE CREDIT AGREEMENT DATED AS OF FEBRUARY 4,2008, OF A.H. BELO CORPORATION

AMEGY BANK NATIONAL ASSOCIATION
by	/s/ Melinda Jackson
	Name:	Melinda Jackson
	Title:	Senior Vice President